Income Taxes	9 Months Ended
Sep. 30, 2016
Income Tax Disclosure [Abstract]
Income Taxes

Note 6. Income Taxes

The Company had negative effective tax rate of 8.0% for the three-month periods ended September 30, 2016 compared to effective tax rate of 3.6% for the three-month periods ended September 30, 2015, and negative effective tax rate of 11.2% for the nine-month periods ended September 30, 2016 compared to effective tax rate of 4.5% for the nine-month periods ended September 30, 2015. The Company’s effective tax rate has varied due to changes in the mix of taxable income and loss between Israel and the U.S., driven by no tax benefit being recorded for its U.S. subsidiaries tax losses for the three-month and nine-month periods ended September 30, 2016.

The Company’s effective tax rate for the three and nine months ended September 30, 2015, was impacted by goodwill impairment of $695.5 million and $845.9 million, respectively, which is primarily non-tax deductible, and therefore had a significant impact on the effective tax rate for that period. In addition, the impairment of certain intangible assets and tax deductible goodwill, resulted in a reversal of related deferred tax liabilities amounting to $63.2 million and $80.4 million for the three and nine months ended September 30, 2015, respectively . The Company also recorded a valuation allowance of $49.4 million and $66.6 million for the three and nine months ended September 30, 2015, respectively, against deferred tax assets as it is more likely than not that those deferred tax assets will not be realized in future periods.

The Company will continue to monitor whether the realization of its deferred tax assets is more likely than not.

On November 2016, the Company’s foreign subsidiary received a favorable tax ruling from the tax authorities, as a result, in the fourth quarter of 2016, the Company will record an income tax benefit of $7.8 million.